Pension and Other Postretirement Plans	6 Months Ended
Jun. 30, 2013
Pension and Other Postretirement Plans Disclosure [Abstract]
Pension and Other Postretirement Plans

6.       Pension and Other Postretirement Plans - MGE Energy and MGE.

MGE maintains qualified and nonqualified pension plans, health care, and life insurance benefits. Additionally, MGE has defined contribution 401(k) benefit plans.

The following table presents the components of MGE Energy's and MGE's net periodic benefit costs recognized for the three and six months ended June 30, 2013 and 2012. A portion of the net periodic benefit cost is capitalized within the consolidated balance sheets.

	Three Months Ended		Six Months Ended
	June 30,		June 30,
(In thousands)	2013	2012	2013	2012
Pension Benefits
Components of net periodic benefit cost:
Service cost	$1,911	$1,920	$3,840	$3,743
Interest cost	3,157	3,321	6,343	6,475
Expected return on assets	(4,733)	(4,021)	(9,509)	(7,839)
Amortization of:
Prior service cost	79	114	158	222
Actuarial loss	1,997	2,112	4,012	4,118
Net periodic benefit cost	$2,411	$3,446	$4,844	$6,719

Postretirement Benefits
Components of net periodic benefit cost:
Service cost	$591	$606	$1,187	$1,253
Interest cost	962	1,053	1,932	2,178
Expected return on assets	(540)	(407)	(1,084)	(842)
Amortization of:
Transition obligation	1	99	2	206
Prior service cost	27	26	55	54
Actuarial loss	309	581	620	1,201
Net periodic benefit cost	$1,350	$1,958	$2,712	$4,050

The PSCW allowed MGE to defer the 2009 incremental pension and OPRB costs above the amounts recovered in rates. During both the three months ended June 30, 2013 and 2012, $0.3 million has been recovered in rates. During both the six months ended June 30, 2013 and 2012, $0.6 million has been recovered in rates. These costs are not reflected in the table above.